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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 25, 2003


                         ------------------------------


                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

         DELAWARE                       1-11727                73-1493906
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


   8801 SOUTH YALE AVENUE, SUITE 310
           TULSA, OKLAHOMA                                         74137
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (918) 492-7272

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ITEM 5.  OTHER EVENTS.

         Heritage Propane Partners, L.P.'s annual report on Form 10-K for the fiscal year ended August 31, 2002 and quarterly report on Form 10-Q for the quarter ended November 30, 2002 contained the non-GAAP financial measure of EBITDA. The following tables reconcile EBITDA to net income, its most directly comparable GAAP measure.

         Our EBITDA includes the EBITDA of investees, but does not include the EBITDA of the minority interest of M-P Energy Partnership or any non-cash compensation expense. EBITDA should not be considered as an alternative to net income, cash flow, or any other financial performance measure presented in accordance with generally accepted accounting principles but provides additional information for evaluating our operating results or our ability to make quarterly distributions. Management believes that EBITDA is a meaningful non-GAAP financial measure used by investors and lenders to evaluate our operating performance, cash generation, and ability to service debt, as certain of our debt covenants include EBITDA as a performance measure. The presentation of EBITDA for the periods described herein is calculated in the same manner as presented by us in the past, and is intended to allow investors to compare performance with prior periods. We also believe that EBITDA is sometimes useful to compare the operating results of other companies within the propane industry due to the fact that such information is commonly utilized and eliminates the effects of certain financing and accounting decisions. Our calculation of EBITDA, however, may differ from similarly titled items reported by other companies. EBITDA is computed and reconciled to net income (loss) as follows:

HERITAGE PROPANE PARTNERS, L.P. (FORMERLY PEOPLES GAS):

                                                    Eight Months Ended
(in millions)                                           August 31,           Years Ended December 31,
                                                   ----------------------  -------------------------------
                                                      2000        1999         1999       1998        1997
                                                   ----------  ----------  ----------  ----------  ---------
Net income (loss)                                  $     (3.8) $      1.6  $      1.8  $      2.1  $     0.6
Depreciation and amortization                             4.7         2.1         3.1         2.8        2.5
Interest                                                  2.4           -           -           -          -
Taxes                                                     0.4         1.0         1.1         1.4        0.4
Non-cash compensation expense                             0.5           -           -           -          -
Other expense                                             0.4           -           -         0.5        0.4
Depreciation, amortization, and interest and
  taxes of investee                                       0.1           -           -           -          -
Minority interest of MP Energy Partnership               (0.1)          -           -           -          -
Less:  Gain on disposal of assets                        (0.1)          -           -           -          -
                                                   ----------  ----------  ----------  ----------  ---------
EBITDA                                             $      4.5  $      4.7  $      6.0  $      6.8  $     3.9
                                                   ==========  ==========  ==========  ==========  =========

                                                                            Three Months Ended
(in millions)                                       Years Ended August 31,      November 30,
                                                   ----------------------  ----------------------
                                                      2002        2001         2002       2001
                                                   ----------  ----------  ----------  ----------
Net income (loss)                                         4.9  $     19.7  $      1.1  $     (4.8)
Depreciation and amortization                            37.0        40.4         9.3         9.1
Interest                                                 37.3        35.6         9.3         9.2
Taxes                                                       -           -           -           -
Non-cash compensation expense                             1.9         1.1         0.7         0.5
Other expense                                             0.3         0.4         0.3         0.1
Depreciation, amortization, and interest
  and taxes of investee                                   0.7         0.8         0.2         0.1
Minority interest of MP Energy Partnership                0.2         0.2           -        (0.1)
Less:  Gain on disposal of assets                        (0.8)       (0.8)       (0.1)       (0.4)
                                                   ----------  ----------  ----------  ----------
EBITDA                                             $     81.5  $     97.4  $     20.8  $     13.7
                                                   ==========  ==========  ==========  ==========

HERITAGE PROPANE PARTNERS, L.P. (PREDECESSOR HERITAGE):

                                                   Period Ended
(in millions)                                        August 9,           Years Ended August 31,
                                                   ----------  ---------------------------------------------
                                                      2000        1999         1998       1997        1996
                                                   ----------  ----------  ----------  ----------  ---------
Net loss                                           $      6.5  $      9.7  $      8.8  $      5.2  $    (5.5)
Depreciation and amortization                            17.1        14.7        13.7        11.1        9.3
Extra ordinary loss on debt extinguishment                  -           -           -           -        4.4
Unrealized gain on investments                            0.3           -           -           -          -
Interest                                                 17.7        15.9        14.6        12.1       12.8
Taxes                                                       -           -           -           -        2.7
Non-cash compensation expense                             0.4         0.3         0.2         0.1          -
Other expense                                             0.1         0.3         0.3         0.1       (0.2)
Depreciation, amortization, and interest and
  taxes of investee                                       0.7         0.7         0.6         0.5        0.7
Minority interest of MP Energy Partnership                0.1         0.1         0.1           -        0.4
Less:  Gain on disposal of assets                        (0.5)       (0.7)       (0.5)       (0.4)      (0.2)
                                                   ----------   ---------   ----------  ---------  ---------
EBITDA                                             $     42.4  $     41.0   $    37.8  $     28.7  $    24.4
                                                   ==========  ===========  =========  ==========  =========


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HERITAGE PROPANE PARTNERS, L.P.

                                    By: U.S. Propane, L.P., General Partner

                                    By: U.S. Propane, L.L.C., General Partner


Date: July 25, 2003                     By:  /s/ MICHAEL L. GREENWOOD
                                            -----------------------------------
                                            Michael L. Greenwood
                                            Vice President and Chief Financial
                                            Officer and officer duly authorized
                                            to sign on behalf of the registrant